Exhibit 10.4

August 29, 2013

Dear Dave, you have advised that you are prepared to loan the sum of $500,000 (the “Meyers Loan” ) to Location Based Technologies, Inc., a Nevada corporation (the “Company”) by August 31, 2013 provided that the Company’s obligation to repay such advance, plus your aggregate convertible loans outstanding, are collaterally secured by substantially all of the assets of the Company. As you are aware, I have previously advanced to the Company the sum of $1,900,000 (the “Haugen Loan”) and have also guaranteed obligations of the Company to the Silicon Valley Bank and that the Company’s obligation to repay the Haugen Loan and to reimburse me for any amount I am obligated to repay with respect to the Silicon Valley Bank guaranty (the “Company Guaranty Obligation”) is also collaterally secured by substantially all of the assets of the Company.

In order to induce you to make the Meyers Loan to the Company, I agree that the Company’s obligation to repay the Meyers Loan shall rank pari passu to its obligation to repay the Haugen Loan (but not the Company Guaranty Obligation) in proportion to the outstanding unpaid balances due each of us under the terms of the Meyers Loan and the Haugen Loan respectively. Should any payments be due with respect to the Company Guaranty Obligation at any time, the Company’s obligations to repay the Meyers Loan and the Haugen Loan shall be subordinate to the Company Guaranty Obligation and no payments shall be made with respect to either the Meyers Loan or the Haugen Loan until such time as all outstanding obligations with respect to the Company Guaranty Obligation have been paid in full.

I further consent to the Company granting a security interest to you in substantially all of it assets to secure the Meyers Loan, notwithstanding any restrictions contained in any agreements that I have with the Company. Notwithstanding any other agreement that either of us may have with the Company or the time or order of attachment or perfection of any security interest in the Company’s assets, so long as our respective security interests are perfected, our collective collateral security interests in the assets of the Company securing repayment of the Meyers Loan and the Haugen Loan (but not the Company Guaranty Obligation to which obligation the security interests securing the Meyers Loan and the Haugen Loan shall be subordinate in all respects) shall be pari passu in all respects such that in the event of any foreclosure on those assets for the purpose of repaying the Meyers Loan and the Haugen Loan, we shall share in the proceeds of disposition thereof in proportion to the outstanding unpaid balances due each of us under the terms of those loans. Neither of us shall make any additional loans to the Company in the future that are to be subject to the terms of this notice or secured by the assets of the Company without the consent of the other.

By copy of this notice to the Company, I ask that it acknowledge that any default in the performance of its obligations with respect to the Meyers Loan or the Haugen Loan shall constitute a default with respect to its obligation with respect to the other loan. Should any such default occur, the Company is to notify both of us. In such event, we shall cooperate in determining how to proceed with regard to any foreclosure on the assets of the Company and neither of us shall take any action in that regard without the consent of the other unless as such time any amounts are due with respect to Company Guaranty obligation, in which event I shall be entitled to determine how to proceed with regard to the foreclosure on such assets in my sole discretion until such time as the Company Guaranty Obligation is satisfied in full.

Should either of us request that a more definitive agreement be prepared setting forth our rights and obligations contemplated by this notice, we and the Company agree to cooperate in the preparation and execution of such an agreement.

If this notice accurately sets forth the understanding that we have reached with regard to the subject matter hereof, would you please so indicate by signing in the space provided below and returning a signed copy of this notice to me.

{Signature Page to Follow}

________________________

Greggory S. Haugen

Accepted and agreed to this 29th day of August, 2013

________________________

David Meyers

Accepted and agreed to this 29th day of August, 2013

Location Based Technologies, Inc.,

By ____________________

Its ____________________